SUBLEASE

THIS SUBLEASE (this “Sublease”) is dated for reference purposes November 7, 2018, and is entered into by and between ACACIA RESEARCH CORPORATION, a Delaware corporation (“Sublandlord”), and EVOLUS, INC., a Delaware corporation (“Subtenant”).
Recitals
A.Sublandlord has leased that certain premises located in the building at 520 Newport Center, Newport Beach, California (the “Building”), consisting of Suite 1200 (the “Premises”), with a total of approximately 17,758 rentable square feet, pursuant to that certain Lease dated January 28, 2002, which lease was amended by a First Amendment to Lease dated August 13, 2004, a Second Amendment to Lease dated February 9, 2005, a Third Amendment to Lease dated March 14, 2006, a Fourth Amendment to Lease dated November 9, 2006, a Fifth Amendment to Lease dated September 10, 2007, a Sixth Amendment to Lease dated January 13, 2011, a Seventh Amendment to Lease dated September 17, 2012, an Eighth Amendment to Lease dated February 28, 2013, and a Ninth Amendment to Lease dated June 26, 2014 (collectively, the “Master Lease”), by and between Sublandlord, as Tenant, and THE IRVINE COMPANY LLC, a Delaware limited liability company, as Landlord (herein referred to as “Master Landlord”). Sublandlord and Subtenant acknowledge and agree that a true and correct copy of the Master Lease has been provided to Subtenant and where referenced in this Sublease, the applicable provisions of the Master Lease are hereby incorporated by reference into this Sublease.
B.    Sublandlord wishes to sublease to Subtenant, and Subtenant wishes to sublease from Sublandlord, the entirety of the Premises (the “Subleased Premises”), subject to the terms and conditions of this Sublease.
Agreement
NOW THEREFORE, in consideration of the mutual promises and covenants contained in this Sublease, and for other valuable consideration which they hereby acknowledge, the parties agree as follows:
1.    Defined Terms. Terms used in this Sublease which are not specifically defined herein shall have the meanings set forth in the Master Lease.
2.    Sublease of Premises. Subtenant agrees to sublease the Subleased Premises from Sublandlord and Sublandlord agrees to sublease the Subleased Premises to Subtenant. This Sublease and Subtenant’s rights to the Subleased Premises shall be subject to the terms and provisions of the Master Lease. Sublandlord warrants to Subtenant that (a) the Master Lease has not been amended or modified, and (b) Sublandlord has not received any notice of Default under the Master Lease which has not been cured. So long as Subtenant is not in Default of this Sublease, Subtenant may quietly enjoy the Subleased Premises for the term of this Sublease.
3.    Term.
(a)    This Sublease is contingent upon Master Landlord consenting to this Sublease in accordance with the terms of the Master Lease. This Sublease shall commence on the “Commencement

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Date”, which shall be the later to occur of (i) the date upon which Master Landlord consents to this Sublease in writing pursuant to that certain Consent to Subletting (the “Consent to Subletting”) to be entered into by Master Landlord, Sublandlord and Subtenant (the “Consent Date”), or (ii) Sunday, December 2, 2018 (the “Target Date”), or (iii) the date on which Sublandlord delivers possession of the Subleased Premises to Subtenant. The term of this Sublease (the “Term”) shall be from the Commencement Date until Monday, January 20, 2020 (the “Expiration Date”).
(b)    Notwithstanding the forgoing, in the event Master Landlord has not provided the form of Consent to Subletting to Sublandlord and Subtenant on or before Monday, December 17, 2018 (the “Outside Date”), each of Sublandlord and Subtenant shall have the right to terminate this Sublease by delivering written notice of such termination to the other party, on or after Tuesday, December 18, 2018; provided, however, in the event the Consent to Subletting is ultimately provided by Master Landlord after the Outside Date but before either Sublandlord or Subtenant have delivered a termination notice to the other, such right to terminate shall automatically expire and no longer be available to either of Sublandlord or Subtenant, and this Sublease shall continue as contemplated herein.
(c)    If Sublandlord, for any reason whatsoever, cannot deliver possession of the Subleased Premises to Tenant on or before the Target Date, this Sublease shall not be void or voidable nor shall Sublandlord be liable to Subtenant for any resulting loss or damage. However, Subtenant shall not be liable for the payment of any rent until the Commencement Date occurs as provided in Section 3(a) above.
(d)    Sublandlord and Subtenant acknowledge and agree that the Expiration Date is intentionally scheduled to be earlier than the date upon which the Master Lease expires, so as to allow Sublandlord time to remove telecommunication cabling and prepare the Subleased Premises for surrender to Master Landlord after Subtenant has vacated, but prior to expiration of the Master Lease. Notwithstanding the foregoing, so long as Subtenant is not in default hereunder, in the event that Subtenant and Master Landlord enter into a new direct lease for the Subleased Premises that will commence immediately following the expiration of the Master Lease, and Master Landlord affirmatively releases Sublandlord in writing from any obligation to remove the telecommunication cabling and any other improvements from the Subleased Premises, Sublandlord and Subtenant shall enter into an amendment to this Sublease to change the Expiration Date to be commensurate with the expiration of the Master Lease.
(e)    Notwithstanding the foregoing, this Sublease shall automatically terminate (without liability of Sublandlord to Subtenant therefor) if and when the term of the Master Lease terminates for any reason. Any hold over beyond the termination of this Sublease shall only be permitted (i) with the prior written consent of Sublandlord, which consent may be withheld in Sublandlord’s sole discretion, and (ii) in accordance with the provisions of Section 15.1 of the Master Lease, which shall apply to any such hold over.
(f)    In the event the Consent Date occurs prior to the Target Date, Sublandlord shall provide Subtenant with a license for non-exclusive, shared access to the Subleased Premises on Saturday, December 1, 2018 (the “Early Access Day”), subject to the following terms and conditions:
(i)    Subtenant and Subteant’s contractors, subcontractors and employees shall work in harmony and not interfere with Sublandlord and Sublandlord’s agents shared use of the Subleased Premises during the Early Access Day, and Subtenant hereby acknowledges that Sublandlord

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will likely be in the process of removing Sublandlord’s personal property from the Subleased Premises on the Early Access Day;
(ii)    In the event Subtenant’s entry causes disharmony or interfere with the work being performed by Sublandlord, Sublandlord may notify Subtenant that the Commencement Date is being extended for the one (1) additional day to allow Sublandlord time to complete its moving activities due to any delay caused by Subtenant’s entry on the Early Access Date.
(iii)    Sublandlord shall permit Subtenant and its agents to enter the Subleased Premises on the Early Access Day, subject to compliance by Subtenant with the terms and conditions of this Sublease and the Master Lease, including, but not limited to, all requirements imposed by Master Landlord on third party contractors, including without limitation the maintenance by Subtenant and its contractors and subcontractors of workers’ compensation and public liability and property damage insurance in accordance with the Master Lease, with certificates of such insurance being furnished to Sublandlord and Master Landlord prior to proceeding with any such entry on the Early Access Date;
(iv)    The entry shall be deemed to be under all of the provisions of this Sublease except as to the covenant to pay rent; and
(v)     Sublandlord shall not be liable in any way for any injury, loss or damage which may occur to any such work being performed by Subtenant, the same being solely at Subtenant's risk.
4.     Insurance Certificates. Subtenant shall maintain and deliver to Sublandlord certificate(s) of insurance evidencing the insurance required pursuant to Section 10.1 and Exhibit D of the Master Lease.
5.    Rent.
(a)    Commencing on the Commencement Date, Subtenant shall pay monthly base full service gross rent (“Monthly Base Rent”) to Sublandlord during the term of this Sublease, without offset, deduction or abatement, which Monthly Base Rent shall be in the amount of Sixty-Five Thousand and No/100 Dollars ($65,000.00). Monthly Base Rent for any partial month at the beginning or the end of the term of this Sublease shall be prorated on the basis of a 30-day month.
(b)    In addition to Monthly Base Rent, Subtenant is responsible for the payment of the following: (i) the Parking Charges (as defined in Section 14, below), (ii) the actual expenses incurred by Sublandlord for any additional services requested by Subtenant that are to be provided by Master Landlord (i.e., if Subtenant requests the use of after-hours HVAC, such after-hours HVAC charges and assessments which are charged by Master Landlord to Sublandlord shall be payable to Sublandlord by Subtenant); (iii) any charges permitted by and pursuant to the Sublease or the Master Lease as a result of actions or omissions of the Subtenant; and (iv) any actual and direct expenses Sublandlord incurs by reason of Subtenant’s non-performance of its obligations under this Sublease (collectively, “Additional Rent”). All such amounts shall be payable in full by Subtenant as directed by Sublandlord within ten (10) days after submission of a written invoice therefor by Sublandlord to Subtenant, and such obligations shall survive the expiration or earlier termination of this Sublease.

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(c)    Notwithstanding Subtenant’s obligation to pay Additional Rent, Sublandlord and Subtenant hereby acknowledge and agree that Subtenant shall not be responsible for separate payment of Operating Expenses under the Master Lease.
(d)    Monthly Base Rent, Additional Rent and all other costs and expenses payable hereunder by Subtenant shall be referred to collectively as “rent.” All Monthly Base Rent payments shall be paid to Sublandlord on a monthly basis and are due and payable in advance on the first day of each month. All other rent (including Additional Rent) shall be paid to Sublandlord within ten (10) days after Sublandlord’s written demand therefor. Sublandlord may impose a late charge of five percent (5%) of the amount due or $100, whichever is greater, for any rent payment not received on the date due. In addition, all amounts not paid by Subtenant when due shall bear interest at the rate of ten percent (10%) per annum until paid. As a cumulative and non-exclusive remedy, Sublandlord may also treat failure to pay on the first day of a month the Monthly Base Rent payment for such month as a Default by Subtenant, and shall be entitled to any and all remedies for such Default.
6.    First Month’s Rent and Security Deposit. Upon execution of this Sublease, Subtenant shall deliver to Sublandlord (a) one (1) full month of Monthly Base Rent for the first month of the term of this Sublease, and (b) a security deposit in the amount of One Hundred Thirty Thousand and No/100 Dollars ($130,000.00) (the “Security Deposit”). The Security Deposit shall be held by Sublandlord as security for the performance by the Subtenant of its obligations under this Sublease. The Security Deposit shall be retained by the Sublandlord for the entire Term of this Sublease. Upon any breach of Subtenant’s obligations under this Sublease, Sublandlord may apply all or a portion of the Security Deposit as full or partial satisfaction of same. If any portion of the Security Deposit is so applied, Subtenant shall deposit with Sublandlord an amount sufficient to restore the Security Deposit to its original amount. So long as Subtenant has satisfied all of its obligations under this Sublease, the Security Deposit shall be returned to the Subtenant within thirty (30) days of the expiration of the Sublease, the return of all keys, fobs and parking transponders to Sublandlord, and the Subleased Premises is vacated in “broom clean” condition, with any such restoration of improvements made by Subtenant completed to the satisfaction of Master Landlord, if so required by Master Landlord in connection with the approval of such improvements to be made by Subtenant.
7.    Condition of the Subleased Premises. On the Commencement Date, Sublandlord shall deliver the Subleased Premises in substantially the same condition the Subleased Premises are in on the date hereof. Subtenant represents and warrants that Subtenant has inspected the Subleased Premises, and has independently determined that the Subleased Premises are suitable for its intended uses. SUBTENANT ACCEPTS THE SUBLEASED PREMISES “AS IS, WHERE IS,” WITHOUT REPRESENTATION OR WARRANTY BY SUBLANDLORD, EXPRESS OR IMPLIED. Sublandlord shall not be required to make any improvements or repairs to the Subleased Premises, or to provide any tenant improvement or other allowance to Subtenant. Subtenant shall have no obligation to make any capital repairs or replacements in the Subleased Premises except to the extent necessary to repair or replace any aspect of the Subleased Premises damaged beyond reasonable wear and tear as a result of any act or omission of Subtenant or its employees, agents, contractors, visitors, licensees or invitees.
8.    Use of the Subleased Premises; Signage. Subtenant shall use the Subleased Premises only for general office purposes and in compliance with Section 5.1 of the Master Lease. Subject to approval of Master Landlord, which may or may not be provided pursuant to the Master Lease, and solely at the cost and expense of Subtenant, Subtenant shall have the right to (a) have the name of

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Subtenant included in the electronic directory of the Building located in the lobby of the Building in place of Sublandlord’s listing in such directory, and (b) affix Subtenant’s name on the signage maintained adjacent to the entry door of the Premises and/or in the elevator bay on the floor of the Premises, in accordance with the Master Lease. In addition to the indemnities set forth in the Master Lease, Subtenant shall indemnify, defend and hold Sublandlord and Master Landlord harmless from and against any and all claims, losses, damages and expenses, including clean-up costs and reasonable attorneys’ fees and expenses, incurred by or asserted against Sublandlord or Master Landlord and arising from or relating to (a) any breach or Default by Subtenant under this Sublease, (b) any act or omission of Subtenant or its employees, agents, contractors, visitors, licensees or invitees, or (c) the introduction or use by Subtenant of hazardous or toxic materials, as such materials may be identified in any federal, state or local law or regulation (“Hazardous Substances”) on or about the Subleased Premises, except to the extent such claims, losses, damages and expenses arise from the negligence or willful misconduct of Sublandlord or Master Landlord, or their respective agents, servants or employees. Subtenant hereby assumes all risk of damage to the property of Subtenant in, upon or about the Subleased Premises arising from any cause, and Subtenant hereby waives all claims in respect thereof against Sublandlord and Master Landlord, except for any claims resulting from the negligence or willful misconduct of Sublandlord or Master Landlord, as the case may be. Notwithstanding the foregoing, in no event shall Sublandlord or Master Landlord be liable under any circumstance for a loss of, or injury to Subtenant’s business, including, without limitation, lost profits. Subtenant shall not use any Hazardous Substances in, on or about the Subleased Premises in a manner that would constitute a breach or violation of any applicable laws or regulations, or the terms and provisions of the Master Lease. Subtenant shall obtain and maintain, at Subtenant’s sole cost, all permits, licenses and approvals required under any applicable laws or regulations for the use, storage or disposal of any Hazardous Substances which are used on or about the Subleased Premises. Following Subtenant’s vacation of the Subleased Premises, and prior to the expiration of the term of this Sublease, Subtenant and Sublandlord will conduct an inspection of the Subleased Premises. Subtenant acknowledges that Subtenant shall not have access to nor use of any portion of the roof of the Building.
9.    Alterations. In addition to, and without limitation of the restrictions and limitations on alterations, additions or improvements as set forth in the Master Lease, Subtenant shall not make any improvements, alterations, additions, changes or modifications to the Subleased Premises (collectively, “Alterations”) without the prior written consent of Sublandlord and Master Landlord; provided, however, subject to the terms and conditions of this Section 9, Sublandlord will not unreasonably withhold its consent if Master Landlord grants consent pursuant to the terms and conditions of the Master Lease. In the event Master Landlord approves any Alterations requested by Subtenant, but deems the same to be Alterations that will be Required Removables (as defined below), Sublandlord will not unreasonably withhold its consent to same so long as Subtenant delivers to Sublandlord a supplemental security deposit in an amount reasonably satisfactory to Sublandlord to cover the estimated cost for Subtenant to remove such Required Removables and restore the Subleased Premises to the condition required by Master Landlord upon the expiration of the Master Lease (the “Supplemental Security Deposit”), which Supplemental Security Deposit shall be returned to Subtenant upon Subtenant’s removal of such Required Removables and restoration of the Subleased Premises to its previous condition on or prior to the Expiration Date to the satisfaction of Master Landlord. To the extent any such removal or restoration is not performed by Subtenant on or prior to the Expiration Date, Sublandlord shall have the right to perform such removal and restoration and apply all or a portion of the Supplemental Security Deposit to Sublandlord’s actual cost and expense incurred in performing such removal and restoration on behalf of Subtenant, and Sublandlord shall return to Subtenant any unapplied portion of the

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Supplemental Security Deposit within thirty (30) days after to the Expiration Date, subject to Subtenant also satisfying any hold over liability for failing to timely perform the restoration prior to the Expiration Date. Should Master Landlord consent to Subtenant performing any Alterations work that would necessitate any ancillary Building modification or other expenditure by Master Landlord, then Subtenant shall promptly fund the cost thereof to Master Landlord upon request by Master Landlord. Subtenant shall be responsible for obtaining all required permits for the Alterations and shall perform the work in compliance with all applicable laws, regulations and ordinances with contractors reasonably acceptable to Master Landlord and Sublandlord, and Master Landlord shall be entitled to any supervision fee provided for under the Master Lease. Any request for consent from Sublandlord and Master Landlord shall be made in writing and shall contain architectural plans describing the work in detail reasonably satisfactory to Sublandlord and Master Landlord. Sublandlord and/or Master Landlord may elect to cause their own architects to review Subtenant’s architectural plans, and the reasonable cost of that review shall be reimbursed by Subtenant. Should the Alterations proposed by Subtenant and consented to by Sublandlord and Master Landlord change the floor plan of the Subleased Premises, then Subtenant shall, at its expense, furnish Sublandlord and Master Landlord with as-built drawings and CAD disks compatible with Master Landlord’s systems. Alterations shall be constructed in a good and workmanlike manner using materials of a quality reasonably approved by Sublandlord and Master Landlord. Unless Sublandlord and Master Landlord otherwise agree in writing, all Alterations affixed to the Subleased Premises, but excluding moveable trade fixtures and furniture, shall become the property of Master Landlord and shall be surrendered with the Subleased Premises at the end of the Term, except that Master Landlord may require Subtenant to remove by the Expiration Date, or sooner termination date of this Sublease, all or any Alterations installed either by Subtenant or by Sublandlord or Master Landlord at Subtenant’s request (collectively, the “Required Removables”), and to restore the Subleased Premises to the condition that existed as of the Commencement Date of this Sublease. At the time Subtenant requests approval for any proposed Alterations, Sublandlord shall submit such request to Master Landlord or reasonably cooperate with the submittal of such request by Subtenant directly to Master Landlord and shall advise Subtenant in writing as to which portions of the subject Alterations are Required Removables as required by Master Landlord. In connection with its removal of Required Removables, in addition to delivering the supplemental security to Sublandlord as contemplated above, Subtenant shall repair any damage to the Subleased Premises arising from that removal and shall restore the affected area to its pre-existing condition, reasonable wear and tear excepted.
10.    Maintenance. Except for those obligations of Master Landlord under the Master Lease, Subtenant shall maintain the Subleased Premises and all property contained therein in good and clean order and condition and in every respect as required by the Master Lease. At the expiration or earlier termination of the term of this Sublease, Subtenant shall surrender the Subleased Premises to Sublandlord in good condition and repair, ordinary wear and tear excepted, and in the condition required for the surrender of same under the provisions of the Master Lease. In addition, and without limitation of the foregoing, Subtenant shall (a) if Master Landlord so requires, remove any Required Removables made by Subtenant to the Subleased Premises and repair any damage caused by such removal, and (b) if Sublandlord shall so request, leave any Alterations made by Subtenant to the Subleased Premises, except for any trade fixtures or personal property installed or placed by Subtenant in the Subleased Premises. Subtenant shall have no obligation to remove any improvements that are located in the Subleased Premises as of the date of this Sublease.
11.    Utilities; Other Costs. Sublandlord and Subtenant acknowledge and agree that the Monthly Base Rent includes Subtenant’s use or consumption of water, electricity, heat and air

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conditioning and other utilities supplied to the Subleased Premises. Sublandlord shall have no liability or responsibility for, and there shall be no abatement of rent with respect to any interruption of any utility, telephone or other services to the Premises. Additionally, while Subtenant shall have no liability or responsibility for payment or reimbursement of Sublandlord’s monthly share of Operating Expenses as Tenant under the Master Lease, Subtenant shall be responsible for payment of Additional Rent to Sublandlord to the extent Sublandlord incurs additional expense under the Master Lease pursuant to Subtenant’s request for after-hour services and/or electric current in excess of that which is furnished to the Premises as part of Tenant’s Share of Operating Expenses under the Master Lease. Sublandlord and Subtenant will each use commercially reasonable efforts to coordinate with Master Landlord for the delivery of utilities to be supplied to the Subleased Premises.
12.    Assignment/Subletting.
(a)    Subtenant shall not transfer, assign, encumber or sublet (collectively, “Transfer”) all or any portion of the Subleased Premises or its interest under this Sublease, directly or indirectly, by operation of law or otherwise, or permit the Subleased Premises to be occupied by anyone other than Subtenant, without the prior written consent of both Sublandlord and Master Landlord, which consent may be given or withheld in their respective sole discretion.
(b)    For purposes of this Sublease, the term “Transfer” shall also include any transfer of shares by sale, assignment, bequest, inheritance, operation of law or other disposition (including such a transfer to or by a receiver or trustee in federal or state bankruptcy, insolvency or other proceeding) resulting in a change in the control of Subtenant or any of its parent companies.
13.    Casualty or Taking. In the event of any casualty or the exercise or threatened exercise of the power of eminent domain, any rights to damages or compensation relating to any improvements installed by Sublandlord, or which Sublandlord may require remain in the Subleased Premises on termination of this Sublease, shall belong to Sublandlord in all cases, and Subtenant may elect to terminate the Sublease. Any condemnation award for any improvements paid for by Subtenant, to the extent Subtenant has the right to remove same from the Subleased Premises on the termination of the term of this Sublease, may be claimed by Subtenant, subject to any rights of Master Landlord under the Master Lease. Subtenant shall have no obligation to restore any portion of the Premises in the event of any damage, destruction or eminent domain with respect to any portion of the Premises, except in the event any such damage or destruction is a result of any act or omission of Subtenant or its employees, agents, contractors, visitors, licensees or invitees.
14.    Parking. On the terms and subject to the conditions set forth in the Master Lease, Subtenant may sublease from Sublandlord for the term of this Sublease, up to twenty-three (23) unreserved parking stalls (each, an “Unreserved Stall”, and referred to in the Master Lease as a “Parking Pass”), and up to twenty-one (21) reserved parking stalls (each, a “Reserved Stall” and collectively with each Unreserved Stall referred to in this Sublease as a “Parking Stall”), at the rate of $75.00 per Parking Pass per month, and $140.00 per Reserved Stall per month, in addition to the Additional Transponder Costs (as defined below), if any. For the purpose of this Sublease, the “Additional Transponder Costs” shall mean the cost charged by Master Landlord to Sublandlord to issue to Sublandlord, for the use of Subtenant, any additional parking transponders, at the rate charged by Master Landlord for such parking transponders. Subtenant will only be obligated to pay the Additional Transponder Costs in the event Subtenant requests the use of more than thirty-seven (37) Parking Stalls, which amount corresponds to

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the number of parking transponders currently in Sublandlord’s possession. For clarity, a parking transponder is needed for each Parking Stall, and while Sublandlord has the right to twenty-three (23) Unreserved Stalls and twenty-one (21) Reserved Stalls, as of the date of this Sublease, Sublandlord is only in possession of thirty-seven (37) parking transponders, since Sublandlord is not currently utilizing all of the Parking Stalls allocated under the Master Lease. To Sublandlord’s knowledge, Master Landlord currently charges $35.00 for each new parking transponder issued to a tenant in the Building, but the Additional Transponder Costs will be the amount then charged by Master Landlord at the time such transponders are requested by Subtenant. The location of the Parking Stalls is subject to Master Landlord and the terms of the Master Lease. On or before November 15, 2018, Subtenant shall notify Sublandlord in writing as to how many Parking Passes and Reserved Stalls desired by Subtenant for the month during which the Commencement Date occurs, up to the amounts listed above (such requested amount to be referred to collectively as the “Subleased Parking”). The aggregate monthly charges for the Subleased Parking is referred to herein as the “Parking Charges”; provided, however, the Additional Transponder Costs will be a one-time charge per transponder, not a recurring monthly cost. The monthly Parking Charges for the Subleased Parking shall be paid by Subtenant to Sublandlord on the first of the month, in addition to the Monthly Base Rent. To the extent the Commencement Date does not occur on the first of the month, the Parking Charges for the partial initial month of the Term shall be prorated for the number of days in such month, and such prorated Parking Charges shall be paid within five (5) days following the Commencement Date. The monthly Parking Charges are subject to increase in the event parking costs are increased under the Master Lease. To the extent Subtenant desires more parking than the Parking Stalls allocated to Sublandlord pursuant to the Sublease, Sublandlord and Subtenant will each use commercially reasonable efforts to coordinate with Master Landlord for the procurement of additional Parking Spaces for Subtenant’s use, subject to availability and the current terms and conditions imposed by Master Landlord on such additional parking. To Sublandlord’s knowledge, Master Landlord currently charges $95.00 for each Unreserved Stall.
15.    Use of FF&E. Sublandlord hereby agrees to leave in the Subleased Premises, for the benefit and use by Subtenant during the Term at no additional cost to Subtenant, those certain items of furniture, fixtures and equipment expressly listed on Exhibit A attached hereto and incorporated herein (“FF&E”). Subtenant hereby agrees to maintain such FF&E in good condition and repair, and not remove such FF&E from the Subleased Premises. Notwithstanding the foregoing, so long as Subtenant is not in default under this Sublease upon the Expiration Date, Subtenant agrees to purchase the FF&E from Sublandlord for One and No/100 Dollar ($1.00) and remove the same from the Subleased Premises on or prior to the Expiration Date.
16.    Default. Article 14 of the Master Lease is incorporated herein, except that, for the purpose of such incorporation, the term “Lease” shall be deemed to refer to this Sublease, the term “Landlord” shall refer to Sublandlord, and the term “Tenant” shall refer to Subtenant.
17.    Compliance with Terms of Master Lease. This Sublease is subject to the terms and conditions of the Master Lease and the matters to which the Master Lease are subject and subordinate pursuant to the terms thereof. Except as provided in this Sublease or with respect to provisions of this Sublease which are expressly inconsistent with or which modify the Master Lease, Subtenant and Sublandlord shall comply with and perform all terms, covenants and conditions of the Master Lease as if Subtenant were the “Tenant” thereunder, and as if Sublandlord were the “Landlord” thereunder, including, but not limited to, all indemnity obligations, waivers, covenants and agreements in favor of the Master Landlord contained in the Master Lease, as same may be accruing from and after the

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Commencement Date, but Subtenant shall be required to perform such terms, covenants and conditions only to the extent such terms, covenants and conditions relate to the Subleased Premises and to the Sublease Term and to the extent not inconsistent with the terms of this Sublease, and the same shall be incorporated in, and applicable to this Sublease by this reference, and shall inure to the benefit of the Master Landlord as if Sublandlord were “Landlord” under the Master Lease. Sublandlord shall not be required to perform the obligations of the Master Landlord under the Master Lease, and shall have no liability to Subtenant arising from or related to Master Landlord’s failure to perform any of their respective obligations under the Master Lease. Notwithstanding anything in this Section 17 to the contrary, Sublandlord shall not be deemed or construed to have undertaken any obligation or liability of the “Landlord” under the Master Lease. Neither Subtenant nor Sublandlord shall take any action, nor consent to or permit any action to be taken by any of such party’s employees, agents, contractors, licensees or invitees, that would cause a Default under any provision of the Master Lease. In the event of any conflict between this Sublease and the Master Lease, as between Sublandlord and Subtenant, the terms of this Sublease shall control.
18.    Time of Essence. Time is of the essence of this Sublease and each of its provisions.
19.    Partial Invalidity. If any term, provision or condition contained in this Sublease shall, to any extent, be invalid or unenforceable, the remainder of this Sublease, or the application of such term, provision or condition to persons or circumstances other than those with respect to which it is invalid or unenforceable, shall not be affected thereby, and each and every other term, provision and condition of this Sublease shall be valid and enforceable to the fullest extent possible permitted by law.
20.    Governing Law. This Sublease shall be construed and enforced in accordance with the laws of the State of California.
21.    Brokers. Both parties warrant and represent to each other that no broker has acted as a broker in this transaction except for Allison Schneider Kelly of CBRE as Sublandlord’s broker, and Michael Lewis of Hughes Marino as Subtenant’s broker, each of which shall be compensated pursuant to a separate agreement. Accordingly, both parties further warrant and represent to each other, except for the brokers identified in the preceding sentence, no brokers are entitled to any commission, finder’s fee, compensation, or remuneration of any type, kind, or nature. Each party agrees to indemnify and hold harmless the other party from any and all liability, responsibility, claims, damages, costs, and attorney’s fees of any kind or nature incurred or sustained by the indemnified party as the result of the claim by any broker, or any other party or entity for a commission or finder’s fee resulting from the activities or actions of the indemnifying party.
22.    Attorneys’ Fees. Should either Sublandlord or Subtenant bring any action in connection with this Sublease, the prevailing party shall be entitled to recover from the other party such costs and reasonable attorneys’ fees as may have been incurred, including any and all costs incurred in enforcing, perfecting and executing any judgment. Sublandlord or Subtenant shall each bear their own attorneys’ fees and costs with regard to the negotiation and finalization of this Sublease.
23.    Notices. Any notice required or given under this Sublease shall be in writing to each party at the address as set forth below, by hand delivery, electronic mail, overnight courier, or by certified mail, postage prepaid, return receipt requested, effective upon delivery to the address specified below. The addresses of each party shall be changed by notice given the other party in accordance with the provisions of this Section 23.

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To Sublandlord:    Prior to Commencement Date:

Acacia Research Corporation
520 Newport Center Drive, Suite 1200
Newport Beach, CA 92660
Attn: Darren Miller
Telephone: (949) 480-8347
E-mail: dmiller@acaciares.com

After to Commencement Date:

Acacia Research Corporation
__________________________
__________________________
Attn: Darren Miller
Telephone: (949) 480-8347
E-mail: dmiller@acaciares.com

With a copy at all times to:

            Stuart Kane LLP
620 Newport Center, Suite 200
Newport Beach, California 92660
Attn: Josh C. Grushkin
Telephone: 949-791-5151
E-mail: jgrushkin@stuartkane.com

To Subtenant:	Prior to Commencement Date: Evolus, Inc.
17901 Von Karman Ave., Suite 1500
Irvine, California 92614
Attn: Legal
Telephone: ________________
E-mail: ___________________

After Commencement Date:

520 Newport Center Drive, Suite 1200
Newport Beach, CA 92660
Attn: _____________________
Telephone: ________________
E-mail: ___________________

4510092v4 / 101022.0001

With a copy at all times to:

__________________________
__________________________
__________________________
Attn: _____________________
Telephone: ________________
E-mail: ___________________

24.    No Agency.    Neither party shall hold itself out as an agent or affiliate of the other Party and neither Party shall purport to bind the other to any contract or commitment.
[SIGNATURES APPEAR ON FOLLOWING PAGE]

4510092v4 / 101022.0001

IN WITNESS WHEREOF, the parties have executed this Sublease as of the date first set forth above.

SUBLANDLORD: ACACIA RESEARCH CORPORATION, a Delaware corporation By: /s/ Marc W. Booth Name: Marc W. Booth Title: Chief IP Officer
SUBTENANT: EVOLUS, INC., a Delaware corporation By: /s/ David Moatazedi Name: David Moatazedi Title: President & CEO

EXHIBIT A

FF&E to Remain in the Subleased Premises

[Attached]

4510092v4 / 101022.0001